SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2015

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 K Street NW, Washington, D.C. 20005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 312-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Effective January 20, 2015, the Board of Directors (the “Board”) of FTI Consulting, Inc. (“FTI Consulting”) elected Mark S. Bartlett, age 64, as an independent director of FTI Consulting. Mr. Bartlett fills the vacancy created by Board action taken on January 20, 2015 increasing the overall size of the Board to nine directors from eight directors. As of the date of this Current Report on Form 8-K, Mr. Bartlett is not a party to any transaction that is required to be reported pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended, and there are no arrangements or understandings between Mr. Bartlett and any other persons pursuant to which Mr. Bartlett was selected as a director. On January 20, 2015, the Board appointed Mr. Bartlett as a member of the Audit Committee.

Under the FTI Consulting, Inc. Non-Employee Director Compensation Plan, as amended (the “Non-Employee Director Compensation Plan”), Mr. Bartlett will be eligible to receive, as of the date of his election as a director, a prorated portion of annual compensation payable to non-employee directors, as follows: (i) prorated portion of $50,000 annual cash retainer and (ii) prorated portion of $250,000 annual restricted stock award. The Non-Employee Director Compensation Plan was filed with the Securities and Exchange Commission (the “SEC”) on May 7, 2008 as an exhibit to FTI Consulting’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, and Amendment No. 1 dated March 31, 2009 to the Non-Employee Director Compensation Plan was filed with the SEC on May 5, 2009 as an exhibit to FTI Consulting’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, both of which are hereby incorporated by reference herein. A description of the Non-Employee Director Compensation Plan is included in FTI Consulting’s proxy statement for the 2014 annual meeting of stockholders, which was filed with the SEC on April 17, 2014.

ITEM. 7.01. Regulation FD Disclosure

On January 20, 2015, FTI Consulting issued a press release announcing the election of Mr. Bartlett as a director. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1 Press Release dated January 20, 2015, of FTI Consulting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI Consulting, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: January 20, 2015	By:	/S/ ERIC B. MILLER
	Name:	Eric B. Miller
	Title:	Executive Vice President, General Counsel and Chief Risk Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 20, 2015, of FTI Consulting, Inc.

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